UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 21, 2013

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INTEL CORPORATION
(Exact name of registrant as specified in its charter)

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Delaware	000-06217	94-1672743
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Mission College Blvd., Santa Clara, California 95054-1549

(Address of principal executive offices) (Zip Code)

(408) 765-8080

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                      Regulation FD Disclosure

The information in this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

On November 21, 2013, Intel Corporation presented business and financial information to institutional investors, analysts, members of the press and the general public at a publicly available  webcast meeting (the “Investor Meeting”).  Attached hereto as Exhibit 99.1 and incorporated by reference herein is the Investor Meeting presentation made by Stacy J. Smith, Executive Vice President and Chief Financial Officer of Intel. During the course of the Investor Meeting, Mr. Smith discussed Intel’s financial performance, including, e.g., revenue, gross margin, spending; the financial performance and business opportunities of Intel’s reportable operating segments; and return of cash to stockholders, including cash from operations, dividends and stock repurchases. Mr. Smith’s presentation includes forward-looking statements and accompanying Risk Factors.  Mr. Smith’s presentation was one of several presentations made by Intel executives at the Investor Meeting, each of which may be found at intc.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEL CORPORATION (Registrant)
/s/ Cary I. Klafter
Date: November 21, 2013	Cary I. Klafter Corporate Secretary